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Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in this Registration Statement of CompuDyne on Form S-2 of our reports dated March 25, 2003, appearing in and incorporated by reference in the Annual Report on Form 10-K of CompuDyne for the year ended December 31, 2002 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP
Baltimore, Maryland
September 18, 2003

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  Exhibit 23.1
INDEPENDENT AUDITORS' CONSENT